LAZARD RETIREMENT SERIES, INC.
Supplement to Prospectus
Dated May 1, 2004

Listed below are preliminary estimates of year-end per share distributions of ordinary income and capital gains for the Portfolios of Lazard Retirement Series, Inc. (the "Fund"). The Fund will be paying dividends and capital gains, if any, on December 16, 2004. The record date will be December 14, 2004 and the ex-dividend date will be December 15, 2004.

                                            Estimated Ordinary     Estimated Short-Term     Estimated Long-Term
                                              Income Dividend          Capital Gain             Capital Gain
Portfolio                                        Per Share        Distribution Per Share   Distribution Per Share
------------------------------------------ ---------------------- ------------------------ -----------------------
Retirement Equity                                  $0.04                    --                      --
Retirement Small Cap                                --                     $0.22                   $0.89
Retirement International Equity                    $0.08                    --                     $0.08
Retirement Emerging Markets                        $0.07                   $0.09                   $0.81

Please be advised that these estimates may change prior to the payable date due to book/tax adjustments and changes in shares outstanding.

November 9, 2004